UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-00958

T. Rowe Price New Horizons Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2018

Item 1. Report to Shareholders

New Horizons Fund	June 30, 2018

T. ROWE PRICE NEW HORIZONS FUND

HIGHLIGHTS

■	U.S. stocks rose in the six months ended June 30, 2018, outperforming many regional and global markets, thanks to the relative strength of the U.S. economy and its corporate earnings.
■	The New Horizons Fund posted a 15.01% return in the six-month reporting period, outperforming its benchmark and its Lipper peer group index.
■

A recent study shows that our largest positions are in our highest-conviction ideas and have the best return profiles, which underscores our belief that our ability to successfully identify securities that generate above-market returns is a replicable process.

■

We are confident we will continue to find smaller companies that are poised to grow rapidly and to hold them for the long term, even through the downturns and valuation adjustments that are part of every market cycle.

Log in to your account at troweprice.com for more information.

*Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

Management’s Discussion of Fund Performance

Fellow Shareholders

Your fund generated solid performance in the first half of 2018 and outperformed its benchmark—the Russell 2000 Growth Index—and its Lipper peer group of mid-cap growth funds. In our Strategy Review, we will discuss three of our internal key performance indicators (KPIs), including the performance of the fund’s top holdings, the performance of our private placements and top holdings, and the performance of our additional capital deployed into our private holdings.

PERFORMANCE REVIEW

The New Horizons Fund returned 15.01% for the six months ended June 30, 2018, outperforming the 9.70% return of its benchmark, the Russell 2000 Growth Index, as a result of stock selection. The fund also outpaced the Lipper Mid-Cap Growth Funds Index, which generated a 7.79% return. In January, Lipper reclassified the New Horizons Fund to the mid-cap category from the small-cap peer group, in large part because of our conviction in compounding, which has resulted in our top investment ideas growing beyond Lipper’s small-cap designation.

The New Horizons Fund was in the top 1% of its Lipper mid-cap growth funds peer group for the trailing 3-, 5-, and 10-year periods ended June 30, 2018. Based on cumulative total return, Lipper ranked the New Horizons Fund 27 of 381, 3 of 346, 2 of 312, and 1 of 220 funds for the 1-, 3-, 5-, and 10-year periods ended June 30, 2018, respectively. (Past performance cannot guarantee future results.)

MARKET ENVIRONMENT

U.S. stocks rose in the six months ended June 30, 2018, outperforming many regional and global markets that were rocked by increased geopolitical and trade tensions, weakening growth, and a stronger U.S. dollar. In the U.S., economic data continued to show signs of strength, and corporate earnings were robust. However, concerns about accelerating inflation, tightening monetary policy, and trade tensions loom large on investors’ minds and warrant close attention. Many people believe the adverse impact from tariffs will harm larger companies more than small-caps because of their global focus. We expect smaller companies to be impacted as well, because they are participants in an interconnected economy.

STRATEGY REVIEW

Our longtime shareholders are familiar with the New Horizons Fund’s approach to investing in early-stage and durable-growth companies. Over the years, we’ve written extensively about the attributes of these companies, the importance of an ownership mentality in management, and the importance of focusing on both durable and sustainable growth. One characteristic that we have observed in our best early-stage and durable-growth companies is a clear understanding of their business drivers, the desire to measure these drivers, and the ability to address underlying root-cause issues by adapting either strategically or operationally to navigate challenges. We have worked closely with many companies to sharpen the measurement of their KPIs—as we believe this helps to improve execution and aligns the conversations with key constituents. The New Horizons Fund’s Investment Advisory Committee also tracks KPIs to monitor our fund’s performance. In the spirit of transparency, we would like to share a few of these KPIs with our investors.

Our binding constraint for our team is time allocation as we seek to deliver world-class performance for our shareholders. The New Horizons Fund’s asset base is more than five times larger than it was when I became portfolio manager in 2010. Scale in capital has both positives and negatives. On the plus side, it provides resources to invest in our team, attract investment opportunities, and at times, provides space and time for companies to extend their time horizons.

The negatives of scale, especially in an illiquid area of the market such as small-company investing, can result in a reduced ability to concentrate our capital and time on the best investment ideas in future market leaders. Scale also reduces our agility to properly deploy additional capital during attractive periods.

In this letter, we share three KPIs that we track, which allow us to monitor how our scale is impacting our performance and agility. Overall, we believe these KPIs validate our ability to continue performing at current scale.

Performance of Our Top 20 Holdings:
Our top 20 holdings are the companies for which we have the highest conviction and should have the largest impact on fund performance. With each of these holdings, we maintain individual company KPIs, meet with each management team, and encourage the executives to focus on building a durable and sustainable company—even if it results in lower short-term economics. We endeavor, as appropriate, to make these companies better through our involvement.

In the 2017 year-end shareholder letter, we discussed our capital deployment process for monitoring investments and for deploying incremental capital. We detailed our process for Vail Resorts, the fund’s largest holding (as of June 30, 2018), and GrubHub, which we initially invested in when the company was private. Overall, we are encouraged with the level of returns for our top 20 holdings—on an absolute basis and relative to the fund’s Russell 2000 Growth Index benchmark. This speaks to our focus on time allocation for the benefit of our shareholders, independent of our capital scale. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

New Horizons Fund (NHF)—Return of Top 20 Holdings

Performance of Our Top 20 and Private Holdings:
Our top 20 and private investment performance provides a window into the two areas of the portfolio where the New Horizons Fund’s Investment Advisory Committee spends a majority of its time. Frankly, we believe the performance of our top 20 holdings and private investments serves as a measure of our overall return on time.

New Horizons Fund (NHF)—Return of Top 20 and Private Investments

The returns of both the top 20 and the top 20 and privates have frequently outperformed the index by a healthy margin. We view outperformance of more than 500 basis points (bps—100 bps equals 1.00%) for our largest public investments and 1,000 bps for private investments as top-tier. Given the weight between our top 20 and private holdings, we would seek returns 600 bps above the benchmark for this subset. As observed in the tables above, our returns against these two KPIs have remained strong even as our capital scaled.

Performance of Our Follow-On Investments
The final KPI includes the return of our additional capital deployed into private investments. Our stated goals for early-stage growth companies are to invest and compound in a select few companies that can transition into durable-growth companies and generate attractive overall returns. As such, we focus on metrics that capture our returns on companies where we dollar cost averaged up over the life of the investment. Overall, we believe returns on our follow-on investments should be in line with our long-term private returns and exceed the Russell 2000 Growth Index by 1,000 bps.

By definition, the investment should be more mature than the average private placement, resulting in less risk. Yet, our ability to evaluate our investment thesis over an extended period should allow us to generate excellent returns in this subset. As we’ve discussed in prior letters, we believe that it takes an investment cohort at least three years to mature before there are adequate data to measure success—thus we would focus on 2014 and prior cohort years.

In the Private Investments by Cohort Year table, we provide an updated table of the fund’s private returns from 2009–2018 (through June 30, 2018). As we’ve presented the data in past years, the returns are sorted by cohort year, which includes all follow-on activity as occurring in the same cohort year as the initial investment, rather than splitting them based on calendar years.

In the Follow-On Investments by Cohort Year table, we provide a cohort view of the returns generated by follow-on investments. This analysis confirms that our follow-on investments have had strong returns relative to the Russell 2000 Growth Index, including more than 1,000 bps of outperformance for our mature cohorts. Furthermore, in the 2014 and prior cohort years where the investments have matured, our follow-on investments performed in line with or better than the initial investments with only one exception (2014). This demonstrates our ability to successfully deploy capital into our high-performing investments as we track their progress.

Private Investments by Cohort Year

Follow-On Investments by Cohort Year

Our analysis covers the private investment holdings purchased by the fund since September 2009 (excluding investments in private investments in public companies (PIPEs)). All returns are calculated from the time of the initial investment for each investment purchased through 6/30/18 or the end of the private investment period. Since the beginning of the analysis period, the fund’s aggregate investments in private investments have been: total capital invested = 1,781,167, 862 (USD); liquidation proceeds = 1,885,107,445 (USD); total ending capital = 3,158,577,963 (USD).

Our second analysis covers the follow-on private investment holdings purchased by the fund since September 2009 (excluding investments in PIPEs). All returns are calculated from the time of the initial investment for each investment purchased through 6/30/2018 or the end of the private investment period. Since the beginning of the analysis period, the fund’s aggregate investments in private investments have been: total capital invested = $523,543,282; liquidation proceeds = $224,681,145; total ending capital = $754,097,479.

Due to the unique nature of private investments, the private investment industry utilizes certain specialized metrics, such as the investment multiple, which indicates how many times more the investment is worth today compared with the original investment without accounting for time value of money. The realization multiple measures how much capital has actually been returned to investors. The unrealized multiple is the opposite of the realization multiple, i.e., it is a measure of how much capital has not been (or has yet to be) returned to investors. As of 6/30/2018, the fund’s private investment portfolio had an investment multiple of 1.8, a realization multiple of 1.1, and an unrealized multiple of 0.7 (based on an aggregate remaining valuation of $1,273,740,518, which includes unrealized gains (or losses) based upon the fair valuation of the fund’s private investment holdings as determined by T. Rowe Price).

For the follow-on cohorts, as of 6/30/18, the fund’s private investment portfolio had an investment multiple of 1.4, a realization multiple of 0.4, and an unrealized multiple of 1.0 (based on an aggregate remaining valuation of $529,416,334).

The results shown above are those of the fund’s underlying private holdings, but the results do not reflect the fund’s fees and expenses. If fees and expenses had been included, the results would be lower.

The fair value of the fund’s private investment holdings are based on management-determined estimates of their value using a variety of data and other inputs. All fair values of fund holdings are determined in good faith by the T. Rowe Price Valuation Committee. The Valuation Committee was established by the T. Rowe Price Funds Board to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the Investment Company Act of 1940. For a more complete discussion of the fair valuation process, please see the “Note 2—Valuation” section in the fund’s Annual Report.

“Total Weighted Annual Return” represents the annualized returns of our private security holdings by evaluating the cash flows of the securities over the periods indicated, taking into account any drawdowns, distributions, income, or dividends; the timing of our investments; and the investment’s final value (if any). This is equivalent to a money-weighted daily internal rate of return (IRR).

“Total Weighted Russell 2000 Growth Return” represents the results of the Russell 2000 Growth Index adjusted to mirror the capital inflows and outflows of our private investments (money-weighted daily IRR). The adjustment is intended to make the comparison between our private investment activities and the index more meaningful.

PORTFOLIO REVIEW

Stock selection in the information technology, industrials and business services, and consumer discretionary sectors boosted results. Stock selection in the health care, financial services, and consumer staples sectors weighed on relative performance. In the consumer discretionary space, furniture retailer RH (formerly Restoration Hardware) was a top contributor as the company transitions away from a lumpy promotional cadence and focuses on simplifying its operating model. This continued a two-year improvement in which RH reduced the number of distribution centers and inventory levels, while better targeting products to meet customer demand. This was coupled with the company’s existing strong design and product skill and a quality retail experience. Over the past several quarters, the company reported good performance against our KPIs, including solid sales growth, improved gross margins, faster inventory turns, and higher financial returns, which supported the stock’s strong absolute and relative performance. Furthermore, we are confident in the company’s leadership, including its Board of Directors and senior management team.

TransUnion, the third-largest global credit bureau, was also a top contributor over the past six months. TransUnion operates in an attractive industry where the value of its data is essential to the growth of credit and the global economy. We believe TransUnion is taking market share from its larger competitors because of its unique tools and best-of-breed technology platform, Prama, which attracts new customers hoping to innovate and launch new products faster. In addition, legacy incumbents are spending more to retain customers and discover profitable growth, which is an additional advantage for TransUnion. As a result, TransUnion has continued to generate organic growth at over twice the industry rate. We expect the company to continue to gain market share through a combination of new products, further geographic expansion, and acquisitions. We believe the leadership team is talented and capable of investing for the future, while gaining market share and delivering above-market earnings growth over the coming years.

JBT Technologies was a detractor from performance over the six-month period. JBT makes food processing equipment for protein and liquid protein manufacturers as well as specialized aviation equipment for airports. Our investment in JBT was predicated on the company operating in a highly fragmented industry with barriers to entry and having a relatively new, but solid, management team. The company has the makings of a disciplined acquirer that can benefit acquired firms with its global distribution platform and operational improvements. While the company has done a credible job improving margins and accelerating topline growth over the last several years, in recent quarters the operating results were below expectations due to missteps in the food processing business that weighed on overall segment profitability. These issues raised some questions about the operational risks the company faces as it continues to grow its global platform and integrate more companies. While we acknowledge these potential risks and will monitor them diligently, there has been no change to our positive view of the company’s prospects.

In a reversal following a strong 2017, Cboe Global Markets was the largest detractor from performance over the six-month period. Our positive view of the company’s proprietary products and best-in-class technology platform are unchanged since we wrote about the company in our previous shareholder letter. However, the company has underperformed on an absolute and a relative basis due to the uncertain negative impacts of the volatility “flash crash” that occurred in early February. In short, the company’s proprietary volatility index (VIX) contracts experienced rapid changes in value due to an unforeseen spike in volatility. These price movements resulted in some users of the VIX suffering significant losses, resulting in lower revenue for the company. Furthermore, the market is grappling with the magnitude and duration of the financial impact on volumes associated with the VIX product and whether there will be a regulatory response. We remain optimistic about the company’s ability to navigate these near- and longer-term issues given our confidence in the company’s leadership. We continue to monitor the risks at Cboe as well as all of our investments in the portfolio.

OUTLOOK

The price-to-earnings (P/E) ratio of the fund’s holdings at the end of June 2018 was 36.6, which was up from 36.2 on December 31, 2017. Small-cap growth valuations are still modestly elevated relative to large-caps, however. For example, the fund’s P/E ratio relative to the same measure for the S&P 500 Index on expected 12-month forward earnings was 2.21 at the end of June, little changed from 2.00 at the end of 2017.

We believe that global technology companies will have a meaningful impact on longer-term macroeconomic trends. It seems that the largest global platform companies such as Amazon, Alphabet, Netflix, and Facebook will continue to exert deflationary pressure on products, enterprise technology, and other industries. Further, we believe that the proliferation of technology fosters global information transparency across consumer-facing industries such as media, commerce, hospitality, and transportation. We expect this will also occur in traditional business-to-business companies. As a result, incumbents will need to drive operational efficiencies and improve pricing strategies to be competitive. This produces a deflationary impact across the global economy.

Putting these factors together, we believe there is a compelling argument for structurally lower inflation over the long term. However, we acknowledge that there are cyclical factors that could drive inflation higher in the near term, including wage pressures, as the domestic unemployment rate hovers near the natural rate. While the minimum wage is sporadically moving toward $15 per hour within certain states, we believe the growth of the “Gig Economy” is an important consideration when thinking about the future labor pool and wage levels. For example, Uber and Lyft collectively have about 1.3 million drivers in the U.S., which helps create labor inflation for the hourly employee. The capitalist tides are a powerful force, and we believe employers with hourly workers should be focused on the “Uber/Lyft” effect as well as future policy changes when it comes to attracting and retaining talent. We expect issues like these will persist into the future as technology shapes the economic backdrop for consumers and businesses alike.

Regardless of the macroeconomic environment, we remain confident in our ability to identify investment opportunities in durable companies with sustainable businesses that can compound value over long periods of time. We believe that focusing on our processes and delivering against our KPIs will allow us to remain disciplined as we seek to deliver world-class returns for our shareholders, independent of the market backdrop, and fulfill our mission of investing in small companies that become large and compound wealth for shareholders.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Henry Ellenbogen
President of the fund and chairman of its Investment Advisory Committee

July 31, 2018

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING

As with all stock and bond mutual funds, each fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Investing in small companies involves greater risk than is customarily associated with larger companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger-company stocks. Small companies often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market.

GLOSSARY

Alpha: Excess return above that of the benchmark.

Initial public offering: The first sale of stock to the public by a formerly private company.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price/earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. The ratio is a measure of how much investors are willing to pay for the company’s earnings.

Russell 2000 Growth Index: An index that tracks the performance of small-cap stocks with higher price-to-book ratios and higher forecast growth values.

Russell 2000 Index: An unmanaged index that tracks the stocks of 2,000 small U.S. companies.

Russell 2000 Value Index: An index that tracks the performance of small-cap stocks with lower price-to-book ratios and lower forecast growth values.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Note: Frank Russell Company (Russell) is the source and owner of the Russell index data contained or reflected in these materials and all trademarks and copyrights related thereto. Russell® is a registered trademark of Russell. Russell is not responsible for the formatting or configuration of these materials or for any inaccuracy in T. Rowe Price Associates’ presentation thereof.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 6/30/18
Vail Resorts	3.2%
TransUnion	2.1
Burlington Stores	1.9
Black Knight	1.9
Bright Horizons Family Solutions	1.8
CoStar Group	1.8
Waste Connections	1.6
Cboe Global Markets	1.6
Shopify	1.4
Gartner	1.4
GCI Liberty	1.4
Roper Technologies	1.4
RH	1.3
West Pharmaceutical Services	1.3
Tableau Software	1.3
Cable One	1.2
Atlassian	1.2
BWX Technologies	1.1
Ultimate Software Group	1.1
Liberty Expedia Holdings	1.1
RealPage	1.1
Zillow	1.1
Mobile Mini	1.1
Dunkin Brands	1.1
Rollins	1.0
Total	36.5%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

PORTFOLIO HIGHLIGHTS

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE

Six Months Ended 6/30/18

Best Contributors		Worst Contributors	
Vail Resorts	50¢	Cboe Global Markets	-18¢
Shopify	35	GCI Liberty*	-14
Wix.com	33	Acuity Brands	-13
Coupa Software	32	Raia Drogasil	-11
CoStar Group	31	Alnylam Pharmaceuticals	-10
SS&C Technologies Holdings	31	Prothena**	-7
RH	31	Core-Mark Holding	-7
TransUnion	29	Lojas Renner	-7
GrubHub	28	Insmed	-6
Atlassian	25	Sarana Menara Nusantara	-6
Total	325¢	Total	-99¢

12 Months Ended 6/30/18

Best Contributors		Worst Contributors	
GrubHub	60¢	TESARO	-19¢
Vail Resorts	59	Acuity Brands	-18
Burlington Stores	50	Nord Anglia Education	-18
TransUnion	50	Trivago**	-17
Shopify	48	GCI Liberty*	-14
Cargurus	46	Incyte	-13
CoStar Group	42	Liberty Expedia Holdings	-13
RH	42	Prothena**	-13
Atlassian	41	Henry Schein**	-10
SS&C Technologies Holdings	38	Core-Mark Holding	-8
Total	476¢	Total	-143¢

*Position added.
**Position eliminated.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS‡

(Cost and value in $000s)

	Shares/Par	$ Value
COMMON STOCKS 89.7%		
CONSUMER DISCRETIONARY 15.8%		
Auto Components 0.1%		
Gentherm (1)	874,973	34,386
		34,386
Distributors 0.5%		
Core-Mark Holding (2)	518,038	11,760
Pool	784,252	118,814
		130,574
Diversified Consumer Services 3.5%		
Bright Horizons Family Solutions (1)(2)	4,361,464	447,137
Chegg (1)	1,083,068	30,099
Service Corporation International	5,433,564	194,467
ServiceMaster Global Holdings (1)	3,485,968	207,311
		879,014
Hotels, Restaurants & Leisure 4.8%		
Dunkin Brands	3,833,568	264,784
Fiesta Restaurant (1)(2)	2,222,079	63,774
Lindblad Expeditions Holdings (1)(2)	2,750,308	36,442
Lindblad Expeditions Holdings, Warrants, 7/10/20 (1)(2)	778,500	2,141
Vail Resorts (2)	2,890,331	792,500
Wingstop	475,813	24,799
Zoe's Kitchen (1)	249,872	2,439
		1,186,879
Internet & Direct Marketing Retail 1.5%		
Liberty Expedia Holdings, Class A (1)(2)	6,411,981	281,742
MakeMyTrip (1)	114,596	4,142
Netflix (1)	147,042	57,557
Netshoes (1)	1,021,378	2,421
Stitch Fix, Class A (1)(2)	675,244	18,529
Wayfair, Class A (1)	71,246	8,461
		372,852

Internet & Direct Marketing Retail 0.0%		
Booking Holdings (1)	2,421	4,908
		4,908
Media 1.2%		
Cable One (2)	420,538	308,376
		308,376
Multiline Retail 0.3%		
Lojas Renner (BRL)	8,661,160	64,672
		64,672
Specialty Retail 3.3%		
Burlington Stores (1)	3,165,785	476,546
Floor & Decor Holdings (1)	215,374	10,624
RH (1)(2)	2,386,579	333,405
Reed Krakoff International, Acquisition Date: 6/19/15, Cost $11,106 (1)(2)(3)(4)(5)	111,063	–
		820,575
Textiles, Apparel & Luxury Goods 0.6%		
Canada Goose Holdings (CAD) (1)(2)	2,443,373	143,792
		143,792
Total Consumer Discretionary		3,946,028
CONSUMER STAPLES 1.5%		
Beverages 0.3%		
Boston Beer, Class A (1)	265,130	79,459
		79,459
Food & Staples Retailing 1.0%		
Casey's General Stores	829,854	87,201
Performance Food (1)	513,558	18,848
PriceSmart (2)	771,205	69,794
Raia Drogasil (BRL)	4,305,200	72,769
		248,612

Food Products 0.2%		
Nomad Foods (1)	1,958,800	37,589
		37,589
Total Consumer Staples		365,660
ENERGY 1.1%		
Energy Equipment & Services 0.2%		
Computer Modelling Group (CAD)	2,169,500	16,668
Dril-Quip (1)	418,394	21,505
NCS Multistage Holdings (1)	567,299	8,243
		46,416
Oil, Gas & Consumable Fuels 0.9%		
Advantage Oil & Gas (CAD)(1)	3,901,400	12,197
Centennial Resource Development, Class A (1)	3,095,207	55,899
Diamondback Energy	142,167	18,705
Jagged Peak Energy (1)	2,916,900	37,978
Matador Resources (1)	1,677,238	50,401
Seven Generations Energy, Class A (CAD)(1)	2,085,010	22,981
Venture Global LNG, Series B, Acquisition Date: 3/8/18 Cost $2,981 (1)(3)(4)	987	4,999
Venture Global LNG, Series C Acquisition Date: 5/25/17 – 3/8/18, Cost $25,850 (1)(3)(4)	7,166	36,296
		239,456
Total Energy		285,872
FINANCIALS 6.1%		
Banks 2.6%		
Signature Bank (1)	1,692,062	216,381
SVB Financial Group (1)	322,630	93,163
Texas Capital Bancshares (1)	858,615	78,563
Webster Financial	2,519,335	160,482
Western Alliance Bancorp (1)	1,617,817	91,584
		640,173
Capital Markets 2.5%		
Cboe Global Markets	3,729,433	388,122
MarketAxess Holdings	463,631	91,734

MSCI	866,591	143,360
		623,216
Consumer Finance 0.5%		
DLP Payments Holdings, Non-Voting Shares Acquisition Date: 3/7/16 - 12/14/17, Cost $60,802 (1)(3)(4)	85,453	97,621
DLP Payments Holdings, Ordinary Shares Acquisition Date: 2/20/15 - 12/13/16, Cost $6,905 (1)(3)(4)	21,675	24,761
		122,382
Insurance 0.4%		
First American Financial	1,070,877	55,386
Goosehead Insurance, Class A (1)(2)	972,162	24,265
Third Point Reinsurance (1)	2,213,600	27,670
		107,321
Thrifts & Mortgage Finance 0.1%		
PennyMac Financial Services, Class A (1)	958,424	18,833
		18,833
Total Financials		1,511,925
HEALTH CARE 16.7%		
Biotechnology 8.6%		
Abcam (GBP)(2)	11,155,223	195,965
Abeona Therapeutics (1)	1,137,928	18,207
Acceleron Pharma (1)	892,035	43,282
Acerta Pharma, Class B, Acquisition Date: 5/12/15 Cost $4,434 (1)(3)(4)	175,251,555	12,268
Agios Pharmaceuticals (1)	801,955	67,549
Aimmune Therapeutics (1)	1,122,218	30,176
Alkermes (1)	294,201	12,109
Alnylam Pharmaceuticals (1)	434,088	42,753
Amicus Therapeutics (1)	1,317,446	20,578
Aquinox Pharmaceuticals (1)	401,502	1,064
Argenx, ADR (1)	568,076	47,071
Array BioPharma (1)	1,939,686	32,548
Audentes Therapeutics (1)	720,453	27,529
BeiGene, Acquisition Date: 4/2/15 - 9/15/16, Cost $— (1)(4)	7	—
BeiGene, ADR (1)	426,897	65,627

Bluebird Bio (1)	732,526	114,970
Blueprint Medicines (1)	675,103	42,856
Calyxt (1)	1,225,394	22,878
Corvus Pharmaceuticals (1)	558,192	6,129
Dyax (1)(3)	770,445	3,043
Editas Medicine (1)	273,351	9,794
Exelixis (1)	642,335	13,823
FibroGen (1)	600,416	37,586
Global Blood Therapeutics (1)	515,437	23,298
GlycoMimetics (1)	947,248	15,279
ImmunoGen (1)	846,900	8,240
Immunomedics (1)	2,857,314	67,633
Incyte (1)	50,151	3,360
Insmed (1)	3,109,711	73,545
Ionis Pharmaceuticals (1)	354,200	14,760
Ironwood Pharmaceuticals (1)	2,059,963	39,386
Loxo Oncology (1)	626,133	108,622
Minerva Neurosciences (1)	344,155	2,839
Neurocrine Biosciences (1)	1,788,746	175,726
Radius Health (1)	418,988	12,348
Rhythm Pharmaceuticals (1)	234,941	7,344
SAGE Therapeutics (1)	1,647,127	257,825
Sarepta Therapeutics (1)	1,431,964	189,277
Seattle Genetics (1)	1,101,001	73,095
Spark Therapeutics (1)	642,373	53,163
TESARO (1)	461,053	20,503
Ultragenyx Pharmaceutical (1)	880,841	67,710
Xencor (1)	1,402,532	51,908
Zai Lab, ADR (1)	338,893	7,879
		2,141,545
Health Care Equipment & Supplies 3.5%		
Align Technology (1)	221,803	75,888
Dexcom (1)	1,297,600	123,246
GenMark Diagnostics (1)(2)	3,940,988	25,143
Glaukos (1)	1,079,385	43,866
IDEXX Laboratories (1)	670,987	146,235

iRhythm Technologies (1)	72,319	5,867
JAND, Class A, Acquisition Date: 4/23/15 - 3/9/18 Cost $26,928 (1)(3)(4)	1,875,578	28,717
West Pharmaceutical Services	3,302,800	327,935
Wright Medical (1)	3,913,749	101,601
		878,498
Health Care Providers & Services 2.0%		
Acadia Healthcare (1)	1,853,059	75,809
Centene (1)	1,156,856	142,536
Molina Healthcare (1)	2,084,371	204,143
WellCare Health Plans (1)	289,257	71,227
		493,715
Health Care Technology 1.0%		
athenahealth (1)	1,130,901	179,971
Teladoc (1)	181,974	10,564
Veeva Systems, Class A (1)	710,029	54,573
		245,108
Life Sciences Tools & Services 1.2%		
Bruker	4,673,790	135,727
Eurofins Scientific (EUR)	199,419	110,600
Sartorius Stedim Biotech (EUR)	610,479	63,687
		310,014
Pharmaceuticals 0.4%		
Catalent (1)	551,055	23,084
GW Pharmaceuticals, ADR (1)	293,807	40,998
Therapeutics MD (1)	2,667,414	16,644
Theravance Biopharma (1)	366,167	8,305
WaVe Life Sciences (1)	215,378	8,238
Zeneca, Acquisition Date: 7/18/13, Cost $— (1)(3)(4)	288,910	178
		97,447
Total Health Care		4,166,327
INDUSTRIALS & BUSINESS SERVICES 19.2%		
Aerospace & Defense 1.4%		
BWX Technologies	4,557,762	284,040

Teledyne Technologies (1)	262,097	52,173
		336,213
Airlines 0.7%		
Alclear Holdings, Class B, Acquisition Date: 9/4/15 - 2/16/18 Cost $64,743 (1)(2)(3)(4)(5)	701,766	98,247
Allegiant Travel	232,838	32,353
Wheels Up Partners, Series B, Acquisition Date: 9/18/15 Cost $22,697 (1)(2)(3)(4)(5)	7,989,973	20,534
Wheels Up Partners, Series C, Acquisition Date: 6/22/17 Cost $18,460 (1)(2)(3)(4)(5)	5,916,523	15,206
		166,340
Building Products 1.4%		
Armstrong World Industries (1)(2)	2,928,287	185,068
Lennox International	761,544	152,423
		337,491
Commercial Services & Supplies 5.2%		
Healthcare Services	1,846,813	79,764
Mobile Mini (2)	5,744,136	269,400
Rentokil Initial (GBP)	52,729,956	243,118
Rollins	4,964,173	261,016
Stericycle (1)	933,500	60,948
Waste Connections	5,190,659	390,753
		1,304,999
Construction & Engineering 1.0%		
Valmont Industries (2)	1,619,214	244,096
		244,096
Electrical Equipment 0.1%		
Acuity Brands	163,000	18,887
		18,887
Industrial Conglomerates 1.4%		
Roper Technologies	1,246,951	344,046
		344,046
Machinery 2.9%		
Colfax (1)	1,771,900	54,309

Graco	2,989,660	135,192
John Bean Technologies	892,061	79,304
RBC Bearings (1)	1,161,043	149,554
Rotork (GBP)	20,276,051	89,299
Toro	3,755,974	226,297
		733,955
Professional Services 3.8%		
CoStar Group (1)	1,080,642	445,905
TransUnion	7,167,022	513,446
		959,351
Road & Rail 0.5%		
Old Dominion Freight Line	810,540	120,738
Saia (1)	89,286	7,219
		127,957
Trading Companies & Distributors 0.8%		
Beacon Roofing Supply (1)	879,249	37,473
Watsco	958,542	170,889
		208,362
Total Industrials & Business Services		4,781,697
INFORMATION TECHNOLOGY 21.6%		
Internet Software & Services 9.0%		
A Place for Rover, Acquisition Date: 3/9/18 Cost $2,132 (1)(3)(4)	314,592	2,132
Cargurus (1)(2)	6,188,283	214,981
Cision (1)	4,917,848	73,522
Coupa Software (1)(2)	3,573,095	222,389
Dropbox, Lock-Up Shares, Class A, Acquisition Date: 3/31/17 Cost $22,598 (1)(4)	1,848,525	56,933
Envestnet (1)	196,369	10,791
Etsy (1)	2,423,875	102,263
Eventbrite, Acquisition Date: 6/28/13, Cost $2,217 (1)(2)(3)(4)	179,516	3,867
Evernote, Acquisition Date: 11/20/12, Cost $2,296 (1)(3)(4)	190,876	479
GrubHub (1)	2,230,983	234,052
Houzz, Acquisition Date: 6/3/14, Cost $6,575 (1)(3)(4)	877,600	9,896
IAC/InterActiveCorp (1)	1,271,797	193,936

Instructure (1)	536,698	22,837
MercadoLibre	39,643	11,851
Nord Anglia Education	2,557,807	12,278
Offerup, Acquisition Date: 3/6/15, Cost $4,573 (1)(3)(4)	1,012,630	6,783
Okta (1)(2)	1,127,878	56,811
Quotient Technology (1)(2)	5,063,682	66,334
Shopify, Class A (1)	2,468,136	360,076
SVMK (f/k/a/ SurveyMonkey), Acquisition Date: 11/25/14 Cost $36,107 (1)(3)(4)	2,194,941	22,081
Toast, Series D, Acquisition Date: 6/27/18 Cost $29,721 (1)(3)(4)	1,717,286	29,721
Upwork, Acquisition Date: 1/30/13, Cost $5,032 (1)(2)(3)(4)	1,094,711	8,462
Vroom, Acquisition Date: 10/11/16, Cost $2,286 (1)(2)(3)(4)	176,119	3,004
Wix.com (1)(2)	2,369,571	237,668
Zillow, Class A (1)(2)	2,865,993	171,243
Zillow, Class C (1)(2)	1,724,100	101,825
		2,236,215
IT Services 3.9%		
Black Knight (1)(2)	8,657,930	463,632
Booz Allen Hamilton	3,891,165	170,161
Gartner (1)	2,622,279	348,501
		982,294
Software 8.7%		
Atlassian, Class A (1)(2)	4,745,272	296,674
Checkr, Acquisition Date: 6/29/18, Cost $5,429 (1)(3)(4)	441,773	5,429
Descartes Systems Group (1)(2)	4,298,087	139,688
Domo, Series D, Acquisition Date: 1/31/14, Cost $9,735 (1)(4)	157,028	4,073
Ellie Mae (1)(2)	1,818,568	188,840
Guidewire Software (1)	1,654,724	146,906
Paylocity Holding (1)	2,235,513	131,582
Proofpoint (1)	809,887	93,388
RealPage (1)	5,034,345	277,392
Splunk (1)	44,692	4,430
SS&C Technologies Holdings (2)	4,667,206	242,228
Tableau Software, Class A (1)(2)	3,350,706	327,532
Ultimate Software Group (1)	1,097,995	282,525

PREFERRED STOCKS 0.5%

HEALTH CARE 0.5%

Health Care Equipment & Supplies 0.5%

Sartorius (EUR)(7)	902,798	134,401
Total Health Care		134,401
Total Preferred Stocks (Cost $83,973)		134,401

CONVERTIBLE PREFERRED STOCKS 3.1%

CONSUMER DISCRETIONARY 0.6%

Hotels, Restaurants & Leisure 0.2%

Sweetgreen, Series F, Acquisition Date: 6/30/15 Cost $26,916 (1)(2)(3)(4)	3,509,234	31,583
Sweetgreen, Series G, Acquisition Date: 8/15/16 - 2/27/18 Cost $20,354 (1)(2)(3)(4)	2,261,542	20,354
		51,937

Internet & Direct Marketing Retail 0.4%

Coupang, Series G, Acquisition Date: 1/9/15 Cost $16,858 (1)(3)(4)	5,958,970	29,658
Evolve Vacation Rental Network, Series 4 Acquisition Date: 8/15/14, Cost $906 (1)(2)(3)(4)	718,332	5,219
Evolve Vacation Rental Network, Series 5 Acquisition Date: 11/6/15, Cost $4,220 (1)(2)(3)(4)	1,727,442	12,550
Evolve Vacation Rental Network, Series 6 Acquisition Date: 1/18/17, Cost $8,679 (1)(2)(3)(4)	2,218,727	16,119
Evolve Vacation Rental Network, Series 7 Acquisition Date: 1/10/18, Cost $3,151 (1)(2)(3)(4)	433,698	3,151
Evolve Vacation Rental Network, Series 8 Acquisition Date: 3/29/18, Cost $17,862 (1)(2)(3)(4)	2,098,881	17,862
Framebridge, Series C, Acquisition Date: 6/20/18 Cost $12,363 (1)(2)(3)(4)	3,558,133	12,363
		96,922
Total Consumer Discretionary		148,859

CONSUMER STAPLES 0.0%		
Food Products 0.0%		
Farmers Business Network, Series D, Acquisition Date: 11/3/17 Cost $9,028 (1)(3)(4)	488,972	9,028
Total Consumer Staples		9,028
FINANCIALS 0.1%		
Insurance 0.1%		
Go Maps, Series B, Acquisition Date: 12/15/17 Cost $9,940 (1)(2)(3)(4)	936,022	9,940
Jetclosing, Series A, Acquisition Date: 5/25/18 Cost $8,916 (1)(2)(3)(4)	4,570,635	8,917
Total Financials		18,857
HEALTH CARE 0.4%		
Biotechnology 0.1%		
Moderna Therapeutics, Series G, Acquisition Date: 1/31/18 Cost $6,297 (1)(3)(4)	625,905	6,297
Tempus Labs, Series D, Acquisition Date: 3/16/18 Cost $8,531 (1)(3)(4)	910,093	8,531
		14,828
Health Care Equipment & Supplies 0.2%		
JAND, Series D, Acquisition Date: 4/23/15 Cost $15,460 (1)(3)(4)	1,346,025	20,609
JAND, Series E, Acquisition Date: 3/9/18, Cost $24,677 (1)(3)(4)	1,570,115	24,040
Outset Medical, Series C, Acquisition Date: 4/19/17 Cost $13,807 (1)(3)(4)	5,327,861	13,807
		58,456
Health Care Providers & Services 0.1%		
Babyco, Class A, Acquisition Date: 11/3/17 Cost $9,057 (1)(2)(3)(4)(5)	2,611,790	9,058
		9,058
Health Care Technology 0.0%		
Doximity, Series C, Acquisition Date: 4/10/14 - 3/22/18 Cost $8,769 (1)(3)(4)	1,894,489	8,165
		8,165
Total Health Care		90,507

INFORMATION TECHNOLOGY 1.7%

Internet Software & Services 1.3%

A Place for Rover, Series G, Acquisition Date: 6/15/18 Cost $29,547 (1)(3)(4)	3,924,648	29,547
Eventbrite, Series A, Acquisition Date: 7/23/13 Cost $1,853 (1)(2)(3)(4)	150,088	3,233
Eventbrite, Series C, Acquisition Date: 7/23/13 Cost $2,701 (1)(2)(3)(4)	218,748	4,712
Eventbrite, Series F, Acquisition Date: 4/22/13 Cost $9,131 (1)(2)(3)(4)	739,506	15,929
Eventbrite, Series F-1, Acquisition Date: 2/6/14 Cost $27,375 (1)(2)(3)(4)	1,670,851	35,990
Eventbrite, Series G, Acquisition Date: 8/31/17 Cost $18,462 (1)(2)(3)(4)	1,126,859	27,693
Evernote, Series 1, Acquisition Date: 11/20/12 Cost $4,591 (1)(3)(4)	381,752	1,115
Evernote, Series 4, Acquisition Date: 5/2 - 11/20/12 Cost $14,562 (1)(3)(4)	1,210,758	8,536
Evernote, Series 5, Acquisition Date: 11/8/13 Cost $2,274 (1)(3)(4)	174,948	1,302
Houzz, Series D, Acquisition Date: 6/3/14, Cost $19,726 (1)(3)(4)	2,632,810	29,689
Offerup, Series A-2, Acquisition Date: 3/6/15 Cost $6,850 (1)(3)(4)	1,375,830	9,216
Offerup, Series C, Acquisition Date: 3/6/15 Cost $11,641 (1)(3)(4)	2,337,940	15,660
Offerup, Series C-1, Acquisition Date: 8/26/16 Cost $4,573 (1)(3)(4)	682,712	4,573
Roofoods, Series F, Acquisition Date: 9/12/17 Cost $45,403 (1)(3)(4)	128,414	45,403
Upwork, Series A-1, Acquisition Date: 3/13/12 - 11/20/17 Cost $14,491 (1)(2)(3)(4)	2,082,535	16,098
Upwork, Series A-2, Acquisition Date: 3/13/12 - 11/20/17 Cost $15,796 (1)(2)(3)(4)	3,403,874	26,312
Upwork, Series B-1, Acquisition Date: 8/19/14 Cost $4,529 (1)(2)(3)(4)	793,184	6,131
Vroom, Series C, Acquisition Date: 7/13/15 Cost $9,073 (1)(2)(3)(4)	764,369	13,038
Vroom, Series D, Acquisition Date: 12/22/15 Cost $9,072 (1)(2)(3)(4)	689,031	11,753

Vroom, Series E, Acquisition Date: 9/19/16 Cost $11,432 (1)(2)(3)(4)	704,642	12,019
Vroom, Series F, Acquisition Date: 6/30 - 11/27/17 Cost $17,583 (1)(2)(3)(4)	1,030,809	17,583
		335,532
Software 0.4%		
Checkr, Series C, Acquisition Date: 4/10/18 Cost $25,265 (1)(3)(4)	1,850,770	25,265
Lookout, Series F, Acquisition Date: 3/21 - 8/8/14 Cost $31,937 (1)(2)(3)(4)	2,795,838	7,409
Plex Systems, Series B, Acquisition Date: 6/9/14 Cost $16,608 (1)(3)(4)	7,238,750	15,418
Tanium, Series G, Acquisition Date: 8/26/15 Cost $31,923 (1)(3)(4)	6,430,431	43,632
		91,724
Total Information Technology		427,256
REAL ESTATE 0.3%		
Real Estate Management & Development 0.3%		
WeWork, Series D-1, Acquisition Date: 12/9/14 Cost $13,052 (1)(3)(4)	783,879	35,941
WeWork, Series D-2, Acquisition Date: 12/9/14 Cost $10,256 (1)(3)(4)	615,906	28,239
Total Real Estate		64,180
Total Convertible Preferred Stocks (Cost $635,498)		758,687
CONVERTIBLE BONDS 0.0%		
Reed Krakoff International, 8.00%, 9/15/18 Acquisition Date: 12/29/14 - 3/26/15, Cost $2,130 (1)(2)(3)(4)(8)	2,130,706	—
Total Convertible Bonds (Cost $2,130)		—
BANK LOANS 0.2% (9)		
Blue Nile, FRN, 3M USD LIBOR + 6.50%, 8.594%, 2/17/23 (3)	17,736,500	17,825
Uber Technologies, FRN, 3M USD LIBOR + 4.00%, 6.00%, 3/22/25	17,555,000	17,592
Total Bank Loans (Cost $34,767)		35,417

SHORT-TERM INVESTMENTS 6.2%

Money Market Funds 6.2%

T. Rowe Price Government Reserve Fund, 1.91% (2)(10)	1,552,353,571	1,552,353
Total Short-Term Investments (Cost $1,552,353)		1,552,353
Total Investments in Securities		
99.7% of Net Assets (Cost $15,708,125)		**$ 24,879,600**

‡ Shares/Par are denominated in U.S. dollars unless otherwise noted.
(1) Non-income producing
(2) Affiliated Company
(3) Level 3 in fair value hierarchy. See Note 2.
(4) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to $1,264,553 and represents 5.1% of net assets.
(5) Investment in a partnership held indirectly through a limited liability company that is owned by the fund and treated as a corporation for U.S. tax purposes.
(6) The identity of certain securities has been concealed to protect the fund while it completes a purchase or selling program for the securities.
(7) Preferred stocks are shares that carry certain preferential rights. The dividend rate may not be consistent each pay period and could be zero for a particular year.
(8) In default with respect to payment of interest.
(9) Bank loan positions may involve multiple underlying tranches. In those instances, the position presented reflects the aggregate of those respective underlying tranches and the rate presented reflects their weighted average rate.
(10) Seven-day yield

3M USD LIBOR	Three month USD LIBOR (London Interbank Offered Rate)
ADR	American Depositary Receipts
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
FRN	Floating Rate Note
GBP	British Pound
IDR	Indonesian Rupiah
USD	U.S. Dollar

AFFILIATED COMPANIES

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company that is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the six months ended June 30, 2018. Net realized gain (loss), investment income, change in net unrealized gain/loss, and purchase and sales cost reflect all activity for the period then ended.

Affiliate	Net Realized Gain (Loss)	Change in Net Unrealized Gain/Loss	Investment Income
Abcam	$ 1,546	$ 35,835	$ 585
Alclear Holdings, Class B	–	16,142	–
Altus Group	42	(19,953)	471
Armstrong World Industries	583	8,061	–
Atlassian, Class A	36,875	103,638	–
Babyco, Class A	–	–	–
Black Knight	1,925	76,838	–
Bright Horizons Family Solutions	2,192	34,787	–
Cable One	1,199	12,301	1,455
Canada Goose Holding	58	93,930	–
CarGurus**	29,477	24,943	–
Core-Mark Holding	3,088	(26,420)	404
Coupa Software	24,238	133,593	–
Descartes Systems Group	604	18,203	–
Ellie Mae	222	26,184	–
Eventbrite	–	1,140	–
Eventbrite, Series A	–	953	–
Eventbrite, Series C	–	1,389	–
Eventbrite, Series F	–	4,696	–
Eventbrite, Series F-1	–	10,610	–
Eventbrite, Series G	–	9,231	–
Evolve Vacation Rental Network Series 4	–	1,096	–
Evolve Vacation Rental Network Series 5	–	2,634	–

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price New Horizons Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks long-term capital growth by investing primarily in common stocks of small, rapidly growing companies. The fund has two classes of shares: the New Horizons Fund (Investor Class) and the New Horizons Fund–I Class (I Class). I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Income distributions, if any, are declared and paid by each class annually. Distributions to shareholders are recorded on the ex-dividend date. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The portion of the results of operations attributable to changes in foreign exchange rates on investments is not bifurcated from the portion attributable to changes in market prices. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. To the extent any expenses are waived or reimbursed in accordance with an expense limitation (see Note 5), the waiver or reimbursement is charged to the applicable class or allocated across the classes in the same manner as the related expense.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, and when considered to be in the best interest of all shareholders, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the six months ended June 30, 2018, the fund realized $115,127,000 of net gain on $206,169,000 of in-kind redemptions.

New Accounting Guidance In March 2017, the FASB issued amended guidance to shorten the amortization period for certain callable debt securities held at a premium. The guidance is effective for fiscal years and interim periods beginning after December 15, 2018. Adoption will have no effect on the fund’s net assets or results of operations.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class's net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market and are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2018 (for further detail by category, please refer to the accompanying Portfolio of Investments):

There were no material transfers between Levels 1 and 2 during the six months ended June 30, 2018.

Following is a reconciliation of the fund’s Level 3 holdings for the six months ended June 30, 2018. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at June 30, 2018, totaled $99,819,000 for the six months ended June 30, 2018. Transfers into and out of Level 3 are reflected at the value of the financial instrument at the beginning of the period. During the six months, transfers out of Level 3 were because observable market data became available for the security.

In accordance with GAAP, the following table provides quantitative information about significant unobservable inputs used to determine the fair valuations of the fund’s Level 3 assets, by class of financial instrument; it also indicates the sensitivity of the Level 3 valuations to changes in those significant unobservable inputs. Because the Valuation Committee considers a wide variety of factors and inputs, both observable and unobservable, in determining fair values, the unobservable inputs presented do not reflect all inputs significant to the fair value determination.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Bank Loans The fund may invest in bank loans, which represent an interest in amounts owed by a borrower to a syndicate of lenders. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is highly leveraged. Bank loans may be in the form of either assignments or participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer, and transfer typically requires consent of both the borrower and agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments on a portion of a loan; however, the seller continues to hold legal title to that portion of the loan. As a result, the buyer of a loan participation generally has no direct recourse against the borrower and is exposed to credit risk of both the borrower and seller of the participation. Bank loans often have extended settlement periods, generally may be repaid at any time at the option of the borrower, and may require additional principal to be funded at the borrowers’ discretion at a later date (e.g. unfunded commitments and revolving debt instruments). Until settlement, the fund maintains liquid assets sufficient to settle its unfunded loan commitments. The fund reflects both the funded portion of a bank loan as well as its unfunded commitment in the Portfolio of Investments. However, if a credit agreement provides no initial funding of a tranche and funding of the full commitment at a future date(s) is at the borrower’s discretion and considered uncertain, a loan is reflected in the Portfolio of Investments only if, and only to the extent that, the fund has actually settled a funding commitment.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $4,679,387,000 and $5,654,542,000, respectively, for the six months ended June 30, 2018.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At June 30, 2018, the cost of investments for federal income tax purposes was $15,740,881,000. Net unrealized gain aggregated $9,138,080,000 at period-end, of which $9,446,819,000 related to appreciated investments and $308,739,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.265% for assets in excess of $650 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2018, the effective annual group fee rate was 0.29%.

The I Class is subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until April 30, 2020, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed both: (1) the expense limitation in place at the time such amounts were paid; and (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver. For the six months ended June 30, 2018, the I Class operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and I Class. For the six months ended June 30, 2018, expenses incurred pursuant to these service agreements were $46,000 for Price Associates; $1,549,000 for T. Rowe Price Services, Inc.; and $2,003,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended June 30, 2018, the fund was charged $56,000 for shareholder servicing costs related to the college savings plans, of which $32,000 was for services provided by Price. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the Statement of Assets and Liabilities. At June 30, 2018, less than 1% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. None of the Spectrum Funds or Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to special servicing agreements, expenses associated with the operation of the Spectrum Funds and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds and Retirement Funds. Expenses allocated under these special servicing agreements are reflected as shareholder servicing expense in the accompanying financial statements. For the six months ended June 30, 2018, the fund was allocated $70,000 of Spectrum Funds’ expenses and $2,237,000 of Retirement Funds’ expenses. Of these amounts, $726,000 related to services provided by Price. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities. At June 30, 2018, approximately 16% of the outstanding shares of the Investor Class were held by the Spectrum Funds and Retirement Funds.

In addition, other mutual funds, trusts, and other accounts managed by Price Associates or its affiliates (collectively, Price funds and accounts) may invest in the fund and are not subject to the special servicing agreements disclosed above. No Price fund or account may invest for the purpose of exercising management or control over the fund. At June 30, 2018, approximately 1% of the Investor’s Class and 12% of the I Class’s outstanding shares were held by Price funds and accounts.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended June 30, 2018, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

Each year, the fund’s Board of Directors (Board) considers the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor), on behalf of the fund. In that regard, at an in-person meeting held on March 5–6, 2018 (Meeting), the Board, including a majority of the fund’s independent directors, approved the continuation of the fund’s Advisory Contract. At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of the Advisor and the approval of the Advisory Contract. The independent directors were assisted in their evaluation of the Advisory Contract by independent legal counsel from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, the Advisor was guided by a detailed set of requests for information submitted by independent legal counsel on behalf of the independent directors. In considering and approving the Advisory Contract, the Board considered the information it believed was relevant, including, but not limited to, the information discussed below. The Board considered not only the specific information presented in connection with the Meeting but also the knowledge gained over time through interaction with the Advisor about various topics. The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the T. Rowe Price funds’ advisory contracts, including performance and the services and support provided to the funds and their shareholders.

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board took into account discussions with the Advisor and reports that it receives throughout the year relating to fund performance. In connection with the Meeting, the Board reviewed the fund’s net annualized total returns for the 1-, 2-, 3-, 4-, 5-, and 10-year periods as of September 30, 2017, and compared these returns with the performance of a peer group of funds with similar investment programs and a wide variety of other previously agreed-upon comparable performance measures and market data, including those supplied by Broadridge, which is an independent provider of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing the T. Rowe Price funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees and Expenses
The Board was provided with information regarding industry trends in management fees and expenses. Among other things, the Board reviewed data for peer groups that were compiled by Broadridge, which compared: (i) contractual management fees, total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a group of competitor funds selected by Broadridge (Expense Group) and (ii) total expenses, actual management fees, and nonmanagement expenses of the Investor Class of the fund with a broader set of funds within the Lipper investment classification (Expense Universe). The Board considered the fund’s contractual management fee rate, actual management fee rate (which reflects the management fees actually received from the fund by the Advisor after any applicable waivers, reductions, or reimbursements), operating expenses, and total expenses (which reflect the net total expense ratio of the fund after any waivers, reductions, or reimbursements) in comparison with the information for the Broadridge peer groups. Broadridge generally constructed the peer groups by seeking the most comparable funds based on similar investment classifications and objectives, expense structure, asset size, and operating components and attributes and ranked funds into quintiles, with the first quintile representing the funds with the lowest relative expenses and the fifth quintile representing the funds with the highest relative expenses. The information provided to the Board indicated that the fund’s contractual management fee ranked in the first quintile (Expense Group), the fund’s actual management fee rate ranked in the first quintile (Expense Group and Expense Universe), and the fund’s total expenses ranked in the first quintile (Expense Group and Expense Universe).

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the Advisor’s mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various relevant factors, such as the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for an institutional account and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder).

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) During the period, the Price Funds’ accounting agent, The Bank of New York Mellon (BNYM), converted the fund’s books and records from a legacy fund accounting system / operating model to a BNYM fund accounting system / operating model.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price New Horizons Fund, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 16, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	August 16, 2018

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	August 16, 2018